SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C. 20549



                                 Form 8-K



                              CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    THE SECURITIES EXCHANGE ACT OF 1934


                  Date of Report:  September 2, 1994





                          BLACK HILLS CORPORATION



State of South Dakota       File Number 1-7978       IRS Number 46-0111677





                               625 Ninth Street
                        Rapid City, South Dakota  57709



                 Registrant's telephone number (605) 348-1700

Item 5.     Other Events

     On August 24, 1994, the Board of Directors of Black Hills Corporation ("Company") authorized the issuance and sale in an underwritten public offering of an aggregate of $45,000,000 of the Company's First Mortgage Bonds, 8.30%, Series AB, due September 1, 2024 ("Bonds") under a Registration Statement on Form S-3 (Registration no. 33-54329) ("Registration Statement"), the related Prospectus dated July 13, 1994 and a related Prospectus Supplement, dated August 25, 1994.


Item 7.     Financial Statements, Pro Forma Financial Information
             and Exhibits

     (c)    Exhibits

            The following Exhibits are filed as a part of this Report and as Exhibits to the Registration Statement:

            Exhibit 4.05(ac) Twenty Ninth Supplemental Indenture, dated September 1, 1994, establishing the terms of the Bonds.

            Exhibit 12.01(a)     Computation of Ratio of Earnings to
                                 Fixed Charges


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLACK HILLS CORPORATION



                                        By /s/DALE E. CLEMENT
                                           Dale E. Clement, Senior Vice
                                                President - Finance


Dated:  September 2, 1994